Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Statement [Abstract]
REVENUE	$ 7,975	$ 4,301
COST OF REVENUE	5,396	4,119
GROSS PROFIT	2,579	182
OPERATING EXPENSES
Sales and Marketing	4,049	3,440
Research and Development	1,901	2,643
General and Administrative	4,074	3,909
TOTAL OPERATING EXPENSES	10,024	9,992
OPERATING LOSS	(7,445)	(9,810)
INTEREST EXPENSE AND OTHER NON-CASH FINANCING CHARGES	11,548	2,446
SHARE PRICE CONVERSION ADJUSTMENT		3,705
MARK-TO-MARKET WARRANT AND DEBT (INCOME) EXPENSE	(5,244)	2,319
OTHER EXPENSE (INCOME)	1,418	(28)
NET LOSS	(15,167)	(18,252)
LESS: CUMULATIVE UNPAID PREFERRED STOCK DIVIDENDS	(480)	(260)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$ (15,647)	$ (18,512)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	1,863,087	1,181,157
Net loss per common share - basic and diluted	$ (8.40)	$ (15.67)